Wells Fargo Securities Utilities Forum



Baltimore, Maryland

March 6, 2012

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking statements include 2012 earnings guidance and estimates of key operating and financial metrics. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in such statements include the following: (a) the effect of decisions by regulatory authorities affecting Idaho Power's ability to recover costs and/or earn a reasonable rate of return, or otherwise impacting Idaho Power's operations; (b) the availability of water for hydroelectric generation; (c) changes in costs and availability of materials and fuel, and their impact on the cost of infrastructure maintenance and development, the ability to meet required loads, and on the wholesale energy market in the western United States; (d) availability of required permits and approvals, rights-of-way, and siting, and impediments to contracting, construction, and start-up, for infrastructure development projects; (e) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power plant license renewals, or the non-renewal of such licenses; (f) operation of power generation facilities at below expected levels of performance, availability of electrical transmission capacity, and the availability of fuels for power generation at thermal plants and wind for wind power generation, and the ability to integrate wind resources into Idaho Power's power portfolio; (g) disruptions of Idaho Power's transmission system or interconnected transmission systems; (h) costs associated with compliance with current and future laws, regulations, and policies relating to the environment, natural resources, and endangered species; (i) the customer growth rate within Idaho Power's service area; (j) the continuing effects of the weak economy, including on demand for electricity and wholesale market prices; (k) changes in and compliance with laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory authorities; (l) global climate change and regional weather variations affecting customer demand; (m) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; (n) increases in the costs associated with energy commodity and other derivative instruments; (o) market prices and demand for energy; (p) the ability to obtain debt and equity financing or refinance existing debt when necessary or on favorable terms; (q) general capital market conditions and government regulation that affect the cost of capital, the ability to access the capital markets, financing terms, and postretirement benefit funding obligations; (r) the outcome of litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (s) reductions in credit ratings and the resulting impact on access to capital markets; (t) restrictions on the payment of dividends under certain circumstances; (u) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (v) employee workforce factors; and (w) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and reports on Forms 8-K and 10-Q filed with the U.S. Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

IDACORP Investment Themes

- Strong Base
  - Nearly 100 Years as an Operating Electric Utility
  - Low Cost Hydroelectric Generating Facilities
  - Productive Regulatory Strategy
- Proven Record
  - Financial Results 2007 – 2011
  - Good Corporate Citizen
  - Regulatory Achievements
- Future Growth
  - Near-Term Projects
  - Longer-Term Growth Initiatives

Who We Are

IDACORP®

Regulated

IDAHO POWER®
An IDACORP Company

Non-Regulated

IDACORP FINANCIAL

IDA-WEST ENERGY
An IDACORP Company

Our Vision:

To be regarded as an exceptional utility.

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Idaho Power Service Area

Hydroelectric Facilities and Nameplate Capacities

1	Hells Canyon	391.5 MW
2	Oxbow	190.0 MW
3	Brownlee	585.4 MW
4	Cascade	12.4 MW
5	Swan Falls	27.2 MW
6	C. J. Strike	82.8 MW
7	Bliss	75.0 MW
8	Lower Malad	13.5 MW
9	Upper Malad	8.3 MW
10	Lower Salmon	60.0 MW
11	Upper Salmon	34.5 MW
12	Thousand Springs	8.8 MW
13	Clear Lake	2.5 MW
14	Shoshone Falls	12.5 MW
15	Twin Falls	52.9 MW
16	Milner	59.4 MW
17	American Falls	92.3 MW
	Total	1,709.0 MW


WASHINGTON
OREGON
IDAHO
WYOMING
UTAH
NEVADA
Boardman
Salmon
Payette
Langley Gulch
Boise
Snake River
Bennett Mountain
Danskin
Twin Falls
Pocatello
Jim Bridger
North Valmy
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17

Thermal Facilities And Capacities

Coal	
Jim Bridger	770.5 MW*
North Valmy	283.5 MW*
Boardman	64.2 MW*
Natural Gas	
Bennett Mountain	172.8 MW
Evander Andrews	270.9 MW**
Langley Gulch	300 MW
Diesel	
Salmon Diesel	5.0 MW
Total	1,566.9 MW

Future Langley Gulch Power Plant

* Idaho Power Co. Share ** Danskin

Idaho Power Core Business



Generation

1,709	MW Hydro
1,118	MW Coal
449	MW Other
3,276	Total MW



Step-Up Station

23 In service



Transmission

4,828 Miles of high-voltage transmission lines



Substation

228 Substations



Distribution Lines

26,714 Miles of distribution lines



Customers

495,570 General Business Customers as of December 31, 2011

Good Corporate Citizen

maplecroft Sector: Utilities

Maplecroft analyzes, indexes and maps over 100 global risks to help organizations identify risks and responsibilities across operations, supply chains and distribution networks.

Climate Innovation Indexes (CIIs)		2009	2010
The Maplecroft CII	IDACORP:	68/318	57/339
The Maplecroft CII Leaders	IDACORP:	68/100	57/100

The Maplecroft CII

The largest US companies that engage in public climate-related programs

The Maplecroft CII Leaders

100 top performing companies from the Maplecroft CII

Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States
Prepared June 2010 by a collaborative effort among Ceres, the Natural Resources Defense Council (NRDC), Public Service Enterprise Group (PSEG), Constellation Energy and Entergy
(2008 generation Data)



CO_2 - lbs/MWh
2,000
1,500
1,000
500
0
Idaho Power

Good Corporate Citizen


Special Report
Forbes
IDACORP
The 100 Most Trustworthy Companies
2009 & 2010

- Idaho Power shares the highest rank in business customers' satisfaction in the West Midsize Segment.

  –J.D. Power and Associates 2012 Electric Utility Business Customer Satisfaction Study

- Idaho Power is the fourth highest ranking in the West Midsize segment in results of the 2011 J.D. Power and Associates Electric Utility Residential Customer Satisfaction Study.

- Intelligent Utility magazine ranked IDACORP the sixth most intelligent utility in 2011, up from 10th place in 2010.

- Idaho Power's nine year average OSHA recordable employee injury rate is more than 25 percent below the national average.

Idaho Economic Brief

Unemployment Rate


10.0
8.0
6.0
4.0
2.0
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
Historic
Forecast
Idaho
U.S.

Top Employers

Wal-Mart Stores, Inc.

Boise State University

St. Lukes Health System

St. Alphonsus Medical Center

Idaho State University

Battelle Energy Alliance

Micron Technologies, Inc.

J.R. Simplot Company

Wells Fargo & Company

Hewlett-Packard Company

Source: Moody's Analytics, January 2012

Financial



Earnings Per Diluted Share & Return on Year-End Equity

(Period-End)



Earnings Per Diluted Share
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
15.9% CAGR
$1.86
$2.17
$2.64
$2.95
$3.36
2007
2008
2009
2010
2011



Return on Year-End Equity
12%
10%
8%
6%
4%
2%
0%
6.8%
7.6%
8.9%
9.3%
10.1%
2007
2008
2009
2010
2011

Estimated Capital Expenditures

($ Million)

	2012	2013 - 2014
Ongoing Capital Expenditures	$ 200 – 205	$ 490 – 500
Langley Gulch	30 – 35	–
Total	$ 230 – 240	$ 490 – 500

Liquidity

As of December 31, 2011
($ Million)

		IDACORP	Idaho Power[1]
	5-Year Line of Credit Facility – Expires October 2016	$ 125	$ 300
Plus:	Cash	8	19
Less:	Commercial Paper	(54)	0
	Total	$ 79	$ 319

[1] $24.2 million identified for Port of Morrow and American Falls bonds that holder may put to Idaho Power.

Credit Ratings

As of February 22, 2012

	Standard and Poor's		Moody's	
	Idaho Power	IDACORP	Idaho Power	IDACORP
Corporate Credit Rating / Long-Term Issuer Rating	BBB	BBB	Baa1	Baa2
Senior Secured Debt	A-	None	A2	None
Senior Unsecured Debt	BBB	None	Baa1	None
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/VMIG-2	None
Commercial Paper Senior Unsecured	A-2	A-2	P-2	P-2
Credit Facility	None	None	Baa1	Baa2
Senior Unsecured Rating Outlook	Stable	Stable	Stable	Stable
Date of Last Action	February 24, 2010		March 30, 2010	

Key Financial & Operating Metrics and 2012 Earnings Guidance

	2012 Estimate [1]	2011 Actual
Idaho Power Operations & Maintenance Expense (millions)	$325 – $335	$339
Idaho Power Capital Expenditures (millions)	$230 – $240	$338
Idaho Power Hydroelectric Generation (million MWh)	7.5 – 9.5	10.9
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	$0 – $3	$1.9
2012 IDACORP Earnings Guidance [1]	$3.00 - $3.15 per diluted share	

[1] As of February 22, 2012. The 2012 guidance incorporates all of the key operating and financial assumptions listed above and assumes that the Langley Gulch power plant is commercially available as of July 1, 2012 with Idaho Power earning a return on the plant commencing on that date. This also includes an estimated use of additional accumulated deferred investment tax credits of less than $5 million in 2012.

Regulatory



Productive Regulatory Strategy

Year	Regulatory Action	Effective Date	Annualized Revenue Impact (Millions)
2009	Idaho General Rate Case	February 1st	$ 21
	Idaho General Rate Case	March 19th	$ 6
	Idaho AMI	June 1st	$ 11
	Oregon AMI	June 1st	$ 1
	Oregon Power Cost Update	June 1st	$ 4
2010	Idaho Settlement Agreement	June 1st	$ 89
	Idaho PCA	June 1st	$(147)
	Idaho Pension Expense Recovery	June 1st	$ 5
	Idaho AMI	June 1st	$ 2
	Idaho FCA	June 1st	$ 4
	Oregon Power Cost Update	June 1st	$ 2
2011	Idaho PCA	June 1st	$ (40)
	Idaho FCA	June 1st	3
	Idaho Pension Expense Recovery	June 1st	$ 12
2012	Idaho Settlement Agreement	January 1st	$ 34
	Oregon General Rate Case	March 1st	$2

ADITC Extension 2012-2014



Sharing Percentage
100%
75%
50%
25%
Earnings
Deadband
Customer Benefit
Company Benefit
9.50%
10.00%
10.50%
Return On Year-End Equity In Idaho Jurisdiction
Ability To Use Additional ADITC's of up to $25 million in 2012 and $45 million over three year period 2012-2014

ADITC—Accumulated Deferred Investment Tax Credits

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)



Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2005
2006
2007
2008
2009
2010
2011
Idaho Power
National Average*



Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2005
2006
2007
2008
2009
2010
2011
Idaho Power
National Average *

*Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 months ending 7/1/11

Small Industrial Electric Rates

Monthly Cost for 1,000 kW and 400,000 kWh
As of July 1, 2011



Bellevue
$30,211
Spokane
$31,687
Missoula
$30,428
Grand Forks
$31,747
Portland
$29,735
Boise
$20,474
Rapid City
$32,858
St. Paul
$33,926
Casper
$27,718
Cedar Rapids
$30,969
Reno
$34,281
Salt Lake City
$30,511
Denver
$35,222
San Francisco
$64,093
Long Beach
$66,820
Wichita
$26,721
Kansas City
$34,970
Tulsa
$22,098
Phoenix
$32,367
San Diego
$59,199
Las Cruces
$40,942
Beaumont
$29,949
Honolulu
$118,614
Detroit
$35,757
Cincinnati
$42,125
Lexington
$25,845
Jackson
$32,589
New Orleans
$34,845
New York
$81,326
Philadelphia
$41,483
Charlotte
$27,321
Atlanta
$43,634
Miami
$33,512
Manchester
$51,871
Boston
$58,947
New Haven
$51,618
Washington, D.C.
$50,684

Source: EEI Residential, Commercial, Industrial bills; Investor-Owned Utilities

Residential Electric Rates

Monthly Cost for 1,000 kWh
As of July 1, 2011



Bellevue $97.64
Spokane $78.83
Missoula $105.38
Grand Forks $102.79
St. Paul $121.01
Portland $109.16
Boise $83.93
Rapid City $114.05
Casper $84.08
Detroit $137.36
New York $277.78
Manchester $162.25
Boston $160.51
New Haven $212.22
Philadelphia $177.31
Cedar Rapids $121.71
Cincinnati $129.18
Chicago $120.27
Reno $110.41
Salt Lake City $96.01
Denver $126.30
Washington, D.C. $136.00
San Francisco $237.85
Wichita $100.80
Kansas City $119.28
Lexington $81.89
Charlotte $92.77
Long Beach $182.22
Tulsa $90.08
Phoenix $108.59
San Diego $241.87
Jackson $122.41
Atlanta $131.80
Las Cruces $130.15
Beaumont $114.72
Honolulu $329.39
New Orleans $108.94
Miami $96.64

Source: EEI Residential, Commercial, Industrial bills; Investor-Owned Utilities

Operations



General Business
Energy Sales & Revenues

By Customer Class


General Business Energy Sales
(MWh's - Thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
14,542
14,544
13,948
13,513
13,734
2007
2008
2009
2010
2011
Residential
Commercial
Industrial
Irrigation


General Business Revenues
($millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ 668.3
$ 784.3
$ 883.8
$ 870.4*
$ 834.5*
2007
2008
2009
2010
2011

* Lower revenue due to annual Power Cost Adjustment (PCA).

Residential
Commercial
Industrial
Irrigation

Today and Tomorrow


2011 Integrated Resource Plan
June 2011
IDAHO POWER
An IDACORP Company

"Energy is a finite and valuable resource, and energy diversity is energy security."

Mark Stokes,
Power Supply Planning Manager

2011 Integrated Resource Plan


CCCT
(Langley Gulch)*
300MW
Shoshone Falls Upgrade*
49MW
Geothermal
52MW
Solar Power Tower
50MW
Small Hydro
60MW
2011
2012
2015
2016
2021
2022
2024
2025
2028
2029
2030
Boardman to Hemingway
450MW
SCCT
170MW
CCCT
300MW
SCCT
170

* Committed Resource

Summer Peak

Load and Resources

July 16, 2010



Demand Response
3,500
3,000
2,500
2,000
1,500
1,000
500
0
MW
12:00 AM
6:00 AM
12:00 PM
6:00 PM
12:00 AM
Time
Peak Load
Purchased Power
Gas Peakers
Hydro
Wind
Coal

July 26, 2011

Peak Wind @ 2:00 A.M.



316 MW
320
300
280
260
240
220
200
180
160
140
120
Total Wind MW
2700
2500
2300
2100
1900
1700
Total System Load MW
0:00 1:00 2:00 3:00 4:00 5:00 6:00 7:00 8:00 9:00 10:0011:0012:0013:0014:0015:0016:0017:0018:0019:0020:0021:0022:0023:00 0:00
Total Wind
System Load

Sources of Electricity

Total Source:

2010
Supply-Side Resources


3%
3%
1%
44%
49%

Projected 2030
Supply-Side Resources


5%
7%
9%
26%
53%

Company-Owned Generation:

2010
Supply-Side Resources


3%
46%
51%

Projected 2030
Supply-Side Resources


3%
9%
32%
56%

Coal   Hydro   Natural Gas   Wind   Other

Source: Idaho Power 2011 Integrated Resource Plan

Summary of Pollution Controls

Current & Expected

	NOX		SO2			Opacity and PM		Mercury
	Low NOx Burners	SCR	Scrubber Installation	Scrubber Upgrade	Dry Sorbent Injection	Electro-Static Precipitators	Baghouse	Sorbent Injection
Jim Bridger Unit 1	2010	2022	1990	2010	n/a	1974	n/a	2015
Jim Bridger Unit 2	2009	2021	1986	2009	n/a	1975	n/a	2015
Jim Bridger Unit 3	2007	2015	1988	2011	n/a	1976	n/a	2015
Jim Bridger Unit 4	2008	2016	1979	2008	n/a	1979	n/a	2015
Boardman	2011	n/a	n/a	n/a	2014	1980	n/a	2012
North Valmy Unit 1	2008	Not Required Yet	n/a	n/a	2015	n/a	1981	n/a
North Valmy Unit 2	2007	Not Required Yet	1985	n/a	n/a	n/a	1985	n/a

Langley Gulch

- Plant Statistics
  - 300 MW combined cycle natural gas power plant
  - On schedule & within the budget of $427 million
  - Expected in-service – 7/12
  - Heat rate – approx.
  - 6,750 Btu/Kwh
  - Gas burn rate –approx. 1,800 MMBtu/h

- Rate Recovery

– Total Estimated Plant Investment	$398.1M
– Idaho Rate Base	$336.7M
– Regulated Rate of Return	7.86%
– Revenue Deficiency	$59.9M
– Base Rates – Percent Increase	7.2%
– Expected Effective Date	7/1/12



Boardman to Hemingway

500kV Project

- Joint funding agreement Jan. 12, 2012
  - Idaho Power, BPA, PacifiCorp
- 300 mile, 500-kV transmission line
- 2011 IRP targets 2016 in-service date



WA
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM



WASHINGTON
YAKIMA COUNTY
BENTON COUNTY
WALLA WALLA COUNTY
COLUMBIA COUNTY
ASOTIN COUNTY
LONGHORN SUBSTATION
BOARDMAN
GRASSLAND SUBSTATION
HORN BUTTE SUBSTATION
CECIL
PENDLETON
UMATILLA COUNTY
MORROW COUNTY
HEPPNER
PILOT ROCK
WALLOWA COUNTY
JOSEPH
LAGRANDE
UNION COUNTY
GILLIAM COUNTY
UKIAH
NORTH POWDER
IDAHO COUNTY
ADAMS COUNTY
IDAHO
KEATING
BAKER CITY
MONUMENT
KIMBERLY
WHEELER COUNTY
BAKER COUNTY
GRANT COUNTY
DURKEE
WEATHERBY
MINERAL
MIDVALE
WASHINGTON COUNTY
CANYON CITY
PRAIRIE CITY
JOHN DAY
OREGON
HUNTINGTON
WEISER
BROGAN
CRYSTAL
SENECA
CROOK COUNTY
PAYETTE
PAYETTE COUNTY
ONTARIO
VALE
PLYMOUTH
WESTFALL
GEM COUNTY
HARPER
PARMA
SAND HOLLOW
CANYON COUNTY
HOMEDALE
MARSING
NAMPA
HARNEY
BURNS
ADA COUNTY
HEMINGWAY SUBSTATION
MELBA
MALHEUR COUNTY
REYNOLDS
MURPHY
OWYHEE COUNTY
HARNEY COUNTY

www. boardmantohemingway.com

Gateway West

Transmission Line Project



A joint proposal between Idaho Power Company and PacifiCorp
MONTANA
IDAHO
OREGON
IDAHO
NEVADA
UTAH
WYOMING
COLORADO
Boise
Hemingway
Murphy
Midpoint
Borah
Pocatello
Populus
Twin Falls
Cedar Hill
Montpelier
Kemmerer
Jim Bridger
Rock Springs
Creston
Rawlins
Aeolus
Medicine Bow
Glenrock
Windstar
Casper
Salt Lake City
15
84
86
80
25
N
0
50
100
Miles
Approximate Substation Location
Proposed
Energize to 500 kV
Alternative
Study Area

www. gatewaywestproject.com

Spring Outlook

March 2012 Through May 2012

Precipitation



A
EC
33
40
50
B
50
EC
33
40
A
EC
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

Temperature



B
EC
EC
33
40
40
A
50
A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce

For Additional Information

Darrel T. Anderson
Executive Vice President–Administrative Services
and Chief Financial Officer
(208) 388-2650

Steven R. Keen
Vice President Finance and Treasurer
(208) 388-2600

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

WWW.IDACORPINC.COM

WWW.IDAHOPOWER.COM